Portfolio of Investments	/ 1
Longleaf Partners Fund
March 31, 2025 (Unaudited)

Common Stocks
	Shares	Value	% of Net Assets
Apparel & Textile Products
PVH Corporation	518,769	$33,533,228	2.9%
Asset Management
Affiliated Managers Group, Inc.	326,197	54,810,882	4.7
Exor N.V. (Netherlands)	648,645	58,632,792	5.1
		113,443,674	9.8
Biotech & Pharma
Regeneron Pharmaceuticals, Inc.	79,873	50,657,853	4.4
Food
The Kraft Heinz Company	1,728,800	52,607,384	4.5
Internet Media & Services
IAC, Inc.(a)	1,629,400	74,854,636	6.4
Leisure Facilities & Services
Hyatt Hotels Corporation - Class A	227,601	27,881,123	2.4
MGM Resorts International(a)	1,302,756	38,613,688	3.3
		66,494,811	5.7
Leisure Products
Mattel, Inc.(a)	3,491,996	67,849,482	5.8
Machinery
CNH Industrial N.V. (Netherlands)	3,308,474	40,628,061	3.5
Medical Equipment & Devices
Bio-Rad Laboratories, Inc. - Class A(a)	219,667	53,502,095	4.6
Oil & Gas Producers
CNX Resources Corporation(a)	2,302,445	72,480,968	6.3
Renewable Energy
HF Sinclair Corporation	1,849,476	60,810,771	5.2
Retail - Consumer Staples
Albertsons Companies, Inc. - Class A	3,470,204	76,309,786	6.6
Technology Services
Fidelity National Information Services, Inc.	929,871	69,442,766	6.0
PayPal Holdings, Inc.(a)	467,763	30,521,536	2.6
		99,964,302	8.6
Transportation & Logistics
FedEx Corporation	263,853	64,322,084	5.5
Total Common Stocks (Cost $854,406,284)		927,459,135	79.8

Short-Term Obligations
	Principal Amount
Repurchase Agreement with State Street Bank, 3.61%, dated 3/31/2025, due 04/01/2025, Repurchase Price $235,639,627 (Collateral: 240,328,320 U.S. Treasury Notes, 4.50% due 11/15/2054, Par $241,984,500) (Cost $235,616,000)	235,616,000	235,616,000	20.2
Total Investments - (Cost $1,090,022,284)		1,163,075,135	100.0
Other Assets (Liabilities), Net		(417,013)	(0.0)
Net Assets		$1,162,658,122	100.0%

(a)	Non-income producing security.